Exhibit 99.1

333 North Central Avenue ¡ Phoenix, AZ 85004	Financial Contacts:		Media Contact:
	Kathleen L. Quirk	David P. Joint	Eric E. Kinneberg
	(602) 366-8016	(504) 582-4203	(602) 366-7994

Freeport-McMoRan Copper & Gold Inc. to Acquire

Plains Exploration & Production Company and

McMoRan Exploration Co. in Transactions Totaling $20 Billion,

Creating a Premier U.S. Based Natural Resource Company

•	Adds High Quality U.S. Oil & Gas Resources to Global Mining Portfolio

•	Combined Company Will Have Portfolio of Geographically Diverse, Long-lived Mining and Oil & Gas Assets with Strong Current Cash Flows and Financially Attractive Growth Profile

•	Pro forma Company Enterprise Value of $60 Billion

•	Accretive to FCX Operating Cash Flows

PHOENIX, AZ, HOUSTON, TX and NEW ORLEANS, LA, December 5, 2012 – Freeport-McMoRan Copper & Gold Inc. (NYSE: FCX), Plains Exploration & Production Company (NYSE: PXP) and McMoRan Exploration Co. (NYSE: MMR) announced today that they have signed definitive merger agreements under which FCX will acquire PXP for approximately $6.9 billion in cash and stock and FCX will acquire MMR for approximately $3.4 billion in cash, or $2.1 billion net of 36 percent of the MMR interests currently owned by FCX and PXP. Upon closing, MMR shareholders will also receive a distribution of units in a royalty trust which will hold a 5 percent overriding royalty interest on future production in MMR’s existing shallow water ultra-deep properties.

The combined company is expected to be a premier U.S.-based natural resource company with an industry leading global portfolio of mineral assets, significant oil and gas resources and a growing production profile. FCX’s mineral assets include the world class Grasberg minerals district in Indonesia, the large-scale Morenci minerals district in North America, the Cerro Verde and El Abra operations in South America, the high potential Tenke Fungurume minerals district in the Democratic Republic of Congo (DRC) and a leading global molybdenum business. The addition of a high quality, U.S.-focused oil and gas resource base is expected to provide exposure to energy markets with positive fundamentals, strong margins and cash flows, exploration leverage and financially attractive long-term investment opportunities. The combined company’s long-lived resource base with commodities critical to the world’s economies provides enhanced opportunities to benefit from long-term global economic growth. On a pro forma basis for 2013, approximately 74 percent of the combined company’s estimated EBITDA (equals operating income plus depreciation, depletion, and amortization) is expected to be generated from mining and 26 percent from oil and gas, with 48 percent of combined EBITDA from U.S. operations.

The oil and gas assets being acquired are located in attractive onshore and offshore U.S. geologic basins. PXP’s major assets include its established strong oil production facilities in California, a growing production profile in the onshore Eagle Ford trend in Texas, significant production facilities and growth potential in the Deepwater Gulf of Mexico and large onshore resources in the Haynesville natural gas trend in Louisiana. MMR is an industry leader in the emerging shallow water ultra-deep gas trend with sizeable potential, located offshore in the shallow waters of the Gulf of Mexico and onshore in South Louisiana. The MMR portfolio is expected to provide a large, long-term and low cost source of natural gas production.

Freeport-McMoRan Copper & Gold	1

James R. Moffett, Chairman of the Board of FCX, said: “FCX has been built through our exploration and development capabilities, and this transaction will enable us to add assets with exceptional exploration and development potential to a world-class mining company to create a premier minerals and oil and gas business focused on value creation for shareholders. The transaction offers significant values to the MMR and PXP shareholders and will enable FCX to build on these values through a much larger, well capitalized platform. We are pleased to add the PXP and MMR oil and gas teams to FCX’s global family. The combined mining and oil and gas teams have significant management depth in operations, technical innovation, project development and financial management, and share a strong commitment to safety, community development and environmental management.”

Richard C. Adkerson, FCX’s President and Chief Executive Officer, said: “The transaction will add a high quality portfolio of assets with strong current cash flows, significant growth options and complementary exposure to markets positioned for global growth in the developed and developing world and reflects our positive view of the factors that will drive demand for copper and other commodities. The oil and gas assets being acquired possess the asset quality characteristics that we seek in our mining business – large scale assets with long lives, low cost and geologic potential to support growth through exploration and development. We anticipate that attractive debt financing markets and our strong balance sheet will allow us to finance a significant portion of the transaction using low cost debt and enable FCX shareholders to retain the significant value we see in our existing asset base, while enhancing future value generation opportunities. We will not diminish our focus in our mining operations on safe and efficient production, executing our organic growth projects, prudent capital allocation and an entrepreneurial spirit of creating values for our shareholders.”

James C. Flores, Chairman and Chief Executive Officer of PXP said: “I am proud of the accomplishments of our team who have built a strong company and created the opportunity for our shareholders to participate in this exciting transaction. I believe that the addition of PXP’s U.S. oil and gas assets to FCX’s global mining business will establish a very significant, long-term commodities business positioned to generate meaningful returns over an extended period. We look forward to becoming part of FCX’s global team and to the contributions of the PXP assets to the combined company, which we expect will provide strong margins and meaningful reserve additions in the years to come.”

TERMS OF THE TRANSACTIONS

The terms of the transactions were negotiated by and recommended to the board of directors of each of FCX and MMR by separate special committees of independent directors. The transactions are expected to close in the second quarter of 2013.

Plains Exploration & Production Company

FCX has agreed to acquire PXP for per-share consideration consisting of 0.6531 shares of FCX common stock and $25.00 in cash, equivalent to total consideration of $50.00 per PXP share, based on the closing price of FCX stock on December 4, 2012. This represents a premium of 39 percent to the PXP closing price on December 4, 2012, and 42 percent to its one-month average price at that date. PXP shareholders may elect to receive cash or stock consideration, subject to proration in the event of oversubscription, with the value of the cash and stock per-share consideration to be equalized at closing. Aggregate consideration to the PXP shareholders is expected to consist of approximately $3.4 billion in cash and approximately 91 million shares of FCX common stock.

The transaction is subject to the approval of the shareholders of PXP, receipt of regulatory approvals and customary closing conditions.

Freeport-McMoRan Copper & Gold	2

McMoRan Exploration Co.

FCX has agreed to acquire MMR for per-share consideration consisting of $14.75 in cash and 1.15 units of a royalty trust, which will hold a 5 percent overriding royalty interest in future production from MMR’s existing ultra-deep exploration properties. The cash consideration of $14.75 per share represents a premium of 74 percent to the MMR closing price on December 4, 2012, and 31 percent to its one-month average price at that date. The cash portion of the transaction totals $2.1 billion, excluding payment for MMR interests currently held by FCX and PXP. The cash premium, excluding interests held by FCX and PXP, totals approximately $900 million.

The transaction is subject to the approval of the shareholders of MMR, including the approval of an amendment to MMR’s certificate of incorporation, receipt of regulatory approvals and customary closing conditions.

MANAGEMENT TEAM AND BOARD OF DIRECTORS

James R. Moffett, Chairman of FCX and Co-chairman and Chief Executive Officer of MMR, will continue as Chairman of FCX. B. M. “Mack” Rankin, Jr. will continue in his role as Vice Chairman. Richard C. Adkerson, President and Chief Executive Officer of FCX and Co-chairman of MMR, will continue as President and Chief Executive Officer and be appointed Vice Chairman. Upon completion of the transaction, James C. Flores, Chairman, President and Chief Executive Officer of PXP, will be Vice Chairman of FCX and Chief Executive Officer of FCX’s oil and gas operations. Kathleen L. Quirk will continue as Executive Vice President and Chief Financial Officer of FCX.

At closing, FCX will add to its board of directors James C. Flores and two other members from PXP’s board.

The corporate headquarters of the combined company will be located in Phoenix, Arizona, and the combined company will also maintain offices in Houston, Texas and New Orleans, Louisiana, to support its oil and gas operations and existing administrative functions.

FINANCING FOR TRANSACTIONS

FCX has received $9.5 billion in financing commitments from JPMorgan Chase Bank, N.A. to fund the cash portion of the merger consideration for both transactions and to repay debt outstanding under PXP’s existing term loans and revolver. FCX intends to provide a guarantee for all existing PXP bonds and PXP in turn will provide guarantees for all current and future FCX bonds and term loans. After giving effect to the transaction, estimated pro forma total debt at September 30, 2012, is approximately $20.0 billion, or approximately $16.3 billion net of cash.

COMBINED CASH FLOWS

For the year 2013, assuming prices of $3.50 per pound for copper, $1,500 per ounce for gold, $12 per pound for molybdenum, $100 per barrel for Brent crude and $4.50 per MMbtu for natural gas and current estimates of production, the combined company’s estimated EBITDA would approximate $12 billion and operating cash flows would approximate $9 billion.

FINANCIAL POLICY

FCX has an established financial policy of maintaining a strong financial position, investing in projects with attractive rates of return and returning excess capital to shareholders. Following the transaction, FCX intends to use cash flows to invest in development projects and to repay debt. FCX currently expects to continue its regular annual common dividend of $1.25 per share. FCX is committed to its long-standing tradition of maximizing value for shareholders.

WEBCAST INFORMATION

Management will host a webcast for investors at 11:00 a.m. Eastern Time, Wednesday, December 5, 2012, to discuss the details of the transaction. The conference call will be broadcast on the Internet along with slides. Interested parties may listen to the conference call live and view the slides by accessing “www.fcx.com.” A replay of the webcast will be available through Friday, January 4, 2013.

Freeport-McMoRan Copper & Gold	3

ADVISORS AND COUNSEL

Credit Suisse Securities (USA) LLC acted as financial advisor to the special committee of the FCX board of directors and rendered fairness opinions in connection with both transactions. Wachtell, Lipton, Rosen & Katz acted as legal advisor to the special committee of the FCX board of directors. Evercore Partners acted as financial advisor to the special committee of the MMR board of directors and rendered a fairness opinion in connection with the transaction. Weil, Gotshal & Manges LLP served as legal advisor to the special committee of the MMR board of directors. Barclays served as financial advisor to PXP and rendered a fairness opinion in connection with the transaction. Latham & Watkins LLP served as legal advisor to PXP.

ABOUT FREEPORT-McMoRan COPPER & GOLD

FCX is a leading international mining company with headquarters in Phoenix, Arizona. FCX operates large, long-lived, geographically diverse assets with significant proven and probable reserves of copper, gold and molybdenum. FCX has a dynamic portfolio of operating, expansion and growth projects in the copper industry and is the world’s largest producer of molybdenum.

FCX’s portfolio of assets includes the Grasberg minerals district in Indonesia, the world’s largest copper and gold mine in terms of recoverable reserves; significant mining operations in the Americas, including the large-scale Morenci minerals district in North America and the Cerro Verde and El Abra operations in South America; and the Tenke Fungurume minerals district in the Democratic Republic of Congo. Additional information about FCX is available on FCX’s website at “www.fcx.com.”

ABOUT PLAINS EXPLORATION & PRODUCTION COMPANY

PXP is an independent oil and gas company primarily engaged in the activities of acquiring, developing, exploring and producing oil and gas in California, Texas, Louisiana, and the Deepwater Gulf of Mexico. PXP is headquartered in Houston, Texas.

ABOUT McMoRan EXPLORATION CO.

McMoRan Exploration Co. is an independent public company engaged in the exploration, development and production of natural gas and oil in the shallow waters of the Gulf of Mexico Shelf and onshore in the Gulf Coast area. Additional information about MMR is available on its internet website “www.mcmoran.com”.

MEDIA CONTACTS

FREEPORT-McMoRan COPPER & GOLD

Eric E. Kinneberg

(602) 366-7994

PLAINS EXPLORATION & PRODUCTION COMPANY

Hance Myers

(713) 579-6291

McMoRan EXPLORATION CO.

David P. Joint

(504) 582-4203

INVESTOR CONTACTS

FREEPORT-McMoRan COPPER & GOLD

Kathleen L. Quirk     David P. Joint

(602) 366-8016         (504) 582-4203

Freeport-McMoRan Copper & Gold	4

PLAINS EXPLORATION & PRODUCTION COMPANY

Hance Myers

(713) 579-6291

McMoRan EXPLORATION CO.

David P. Joint

(504) 582-4203

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements concerning the proposed transaction, its financial and business impact, management’s beliefs and objectives with respect thereto, and management’s current expectations for future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipates,” “may,” “can,” “plans,” “believes,” “estimates,” “expects,” “projects,” “intends,” “likely,” “will,” “should,” “to be,” and any similar expressions or other words of similar meaning are intended to identify those assertions as forward-looking statements. It is uncertain whether the events anticipated will transpire, or if they do occur what impact they will have on the results of operations and financial condition of FCX, MMR, PXP or of the combined company. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including but not limited to the ability of the parties to satisfy the conditions precedent and consummate either or both of the proposed transactions, the timing of consummation of either or both of the proposed transactions, the ability of the parties to secure regulatory approvals in a timely manner or on the terms desired or anticipated, the ability of FCX to integrate the acquired operations, the ability to implement the anticipated business plans following closing and achieve anticipated benefits and savings, and the ability to realize opportunities for growth. Other important economic, political, regulatory, legal, technological, competitive and other uncertainties are identified in the documents filed with the Securities and Exchange Commission (the “SEC”) by FCX, MMR and PXP from time to time, including their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. The forward-looking statements including in this press release are made only as of the date hereof. Neither FCX, MMR nor PXP undertakes any obligation to update the forward-looking statements included in this press release to reflect subsequent events or circumstances.

Additional Information about the Proposed Transactions and Where to Find It

PXP Transaction

In connection with the proposed transaction, FCX intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of PXP that also constitutes a prospectus of FCX. FCX and PXP also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by FCX and PXP with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting FCX’s Investor Relations department at (602) 366-8400 or via e-mail at ir@fmi.com; or by contacting PXP’s Investor Relations department at (713) 579-6291, or via email at investor@pxp.com.

FCX and PXP and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about FCX’s directors and executive officers is available in FCX’s proxy statement dated April 27, 2012, for its 2012 Annual Meeting of Stockholders. Information about PXP’s directors and executive officers is available in PXP’s proxy statement dated April 13, 2012, for its 2012 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from FCX or PXP using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

MMR Transaction

In connection with the proposed transaction, the royalty trust formed in connection with the transaction will file with the SEC a registration statement on Form S-4 that will include a proxy statement of MMR that also constitutes a prospectus of the royalty trust. FCX, the royalty trust and MMR also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by FCX, the royalty trust and PXP with the SEC at the SEC’s website at www.sec.gov. You may also obtain these documents by contacting FCX’s Investor Relations department at (602) 366-8400, or via e-mail at ir@fmi.com; or by contacting MMR’s Investor Relations department at (504) 582-4203, or via email at ir@fmi.com.

Freeport-McMoRan Copper & Gold	5

FCX and MMR and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about FCX’s directors and executive officers is available in FCX’s proxy statement dated April 27, 2012, for its 2012 Annual Meeting of Stockholders. Information about MMR’s directors and executive officers is available in MMR’s proxy statement dated April 27, 2012, for its 2012 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from FCX or MMR using the sources indicated above.

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

# # #

Freeport-McMoRan Copper & Gold	6

BENEFITS OF THE FCX TRANSACTIONS TO ACQUIRE PXP & MMR:

The addition of a high quality, U.S.-focused oil and gas resource base will provide enhanced geographic diversity

•	Acquired oil and gas assets are in high quality, onshore and offshore U.S. geologic basins

•	On a pro forma basis for 2013, the combined company would generate an estimated 48% of EBITDA from the United States, 23% from Indonesia, 21% from South America and 8% from Africa

•	On a pro forma basis for 2013, approximately 74 percent of the combined company’s estimated EBITDA is expected to be generated from mining and 26 percent from oil and gas

Exposure to energy markets with attractive fundamentals

•	Revenues from the acquired assets are approximately 85% from oil, which has favorable current and long-term supply and demand fundamentals and a strong correlation to copper markets

•	Attractive entry point to source of long-term, low cost natural gas resources

Strong margins and cash flows

•	Low cost producing assets

•	Oil and gas EBITDA margins of 75%

•	Strong operating cash flows to fund growth

•	Combined oil and gas business expected to be self-funding

Enhanced exploration leverage

•	High quality portfolio of exploration prospects to drive significant reserve additions

•	Strong position in emerging resource trends

•	Early stage projects provide opportunity for meaningful value creation

Financially attractive long-term investment opportunities

•	Attractive portfolio of strong current production with existing infrastructure, acreage and prospect inventory to leverage growth

•	Potential for superior returns

Proven management

•	Complementary management teams with substantial experience and track record of success in mining and in oil and gas operations, exploration and development

•

Talented combined human resources with global industry leading capabilities in operational excellence, major project development, technological innovation, exploration, engineering and prudent environmental management

•	History of capital discipline and focus on value creation for shareholders

Enhanced opportunities to benefit from long-term global economic growth

•

The combined company’s long-lived resource base with commodities critical to the world’s economies provides enhanced opportunities to benefit from long-term global economic growth in both the developed and developing world